SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED APRIL 9, 2007

TO PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY II, FUTURITY III,
FUTURITY SELECT FOUR, FUTURITY SELECT FOUR PLUS,
FUTURITY SELECT INCENTIVE, FUTURITY SELECT FREEDOM,
and FUTURITY SELECT SEVEN,

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the AIM V.I. Small Cap Growth Fund.

The shareholders of AIM V.I. Small Cap Growth Fund (the "Fund") approved the merger of the Fund into AIM V.I. Small Cap Equity Fund, effective as of May 1, 2007.

On May 1, 2007, the Fund will no longer available for investment. Any references in the prospectus to the Fund will be replaced with name AIM V.I. Small Cap Equity Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

AIM.SUP(US) 4/07